Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of February 17, 2012 (this “Amendment”), is made by and among MICROSEMI CORPORATION, a Delaware corporation (the “Borrower”), the New Term Lenders (as defined below) and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”), for the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent and Swingline Lender, Morgan Stanley & Co. LLC, as Collateral Agent and Morgan Stanley Bank, N.A., as Issuing Lender, have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of October 13, 2011 (the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended so as to, among other things, provide for a new tranche of term loans thereunder (the “New Term Loans”), which term loans would replace the Term Loans outstanding under the Existing Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Term Loans”) and which, except as modified hereby, would have the same terms as the Existing Term Loans under the Existing Credit Agreement;

WHEREAS, each Lender holding Existing Term Loans (collectively, the “Existing Term Lenders”) that executes and delivers a consent to this Amendment in the form of the “Lender Consent” attached hereto as Annex I (a “Lender Consent”) (collectively, the “Converting Term Lenders”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed to convert (via conversion or repayment and a subsequent purchase, as further described in the Lender Consent) an aggregate principal amount of its Existing Term Loans (the “Converted Term Loans”) into New Term Loans in a principal amount equal to the amount notified to such Converting Term Lender by the Administrative Agent, (iii) upon the Third Amendment Effective Date (as defined below) to have converted (via conversion or repayment and a subsequent purchase, as further described in the Lender Consent) such amount of its Existing Term Loans into New Terms Loans in an equal principal amount and (iv) if applicable, upon the Third Amendment Effective Date, to have agreed to purchase Additional Term Loans (as defined below);

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WHEREAS, each Existing Term Lender that executes and delivers a Lender Consent solely in the capacity of an Existing Term Lender, and not specifically as a Converting Term Lender (collectively, the “Non-Converting Term Lenders”), will be deemed to have agreed to the terms of this Amendment but will not be deemed thereby to have agreed to convert its Existing Term Loans into New Term Loans or to have made any commitment to make Additional Term Loans;

WHEREAS, each Person that executes a Joinder to this Amendment as an “Additional Term Lender” will be deemed (i) to have agreed to the terms of this Amendment and (ii) to have committed to make New Term Loans to the Borrower on the Third Amendment Effective Date (the “Additional Term Loans”), in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Term Loans), and the proceeds of such Additional Term Loans will be used by the Borrower to repay in full the outstanding principal amount of the Existing Term Loans that are not converted into New Term Loans by the Converting Term Lenders;

WHEREAS, the Converting Term Lenders and the Additional Term Lenders (collectively, the “New Term Lenders”) are severally willing to convert their Existing Term Loans into New Term Loans or to make New Term Loans, as the case may be, on the terms and subject to the conditions set forth in this Amendment;

WHEREAS, the Borrower has also requested that certain other amendments be made to the Existing Credit Agreement, as set forth in Article II herein;

WHEREAS, the Required Lenders and the Majority Facility Lenders under the Term Facility are willing, on the terms and subject to the conditions set forth below, to consent to such amendments of the Existing Credit Agreement; and

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the New Term Lenders, the Required Lenders and the Majority Facility Lenders under the Term Facility, hereby agree as follows:

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ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Additional Term Lenders” is defined in the fifth recital.

“Additional Term Loans” is defined in the fifth recital.

“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Converted Term Loan” is defined in the third recital.

“Converted Term Lenders” is defined in the third recital.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Existing Term Lenders” is defined in the third recital.

“Existing Term Loans” is defined in the second recital.

“Lender Consent” is defined in the third recital, and shall take the form of “Lender Consent” attached hereto as Annex I.

“New Term Lenders” is defined in the sixth recital.

“New Term Loans” is defined in the second recital.

“Non-Converting Term Lenders” is defined in the fourth recital.

“Third Amendment Effective Date” is defined in Article IV.

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SECTION 1.2 Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENTS TO EXISTING CREDIT AGREEMENT; ACKNOWLEDGEMENT

SECTION 2.1 Amendments. Subject to the satisfaction (or waiver) of the conditions set forth in Article IV, the Existing Credit Agreement is hereby amended as of the date of this Amendment in accordance with this Section 2.1.

SECTION 2.1.1. Amendments to Section 1. Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:

“Applicable Margin”: for each Type of Loan, the rate per annum set forth under the relevant column heading below:

	Eurodollar Loans	Base Rate Loans
Revolving Loans and Swingline Loans	4.50%	3.50%
Term Loans	3.00%	2.00%

; provided, that, on and after the first Adjustment Date occurring after the completion of one full fiscal quarter of the Borrower after the Restatement Date, the Applicable Margin with respect to Revolving Loans and Swingline Loans will be determined pursuant to the Pricing Grid.”

(b) Clause (d) of the definition of “Base Rate” is hereby amended and restated in its entirety as follows:

“(d) in the case of any Term Loans, 2.00%.”

(c) Clause (a) of the definition of “Eurodollar Rate” is hereby amended and restated in its entirety as follows:

“(a) in the case of the Term Loans, 1.00%.”

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(d) The definition of “Excess Cash Flow Payment Period” is hereby amended and restated in its entirety as follows:

““Excess Cash Flow Payment Period”: with respect to the prepayment required on each Excess Cash Flow Application Date, the immediately preceding fiscal year of the Borrower.”

SECTION 2.1.2. Additional Amendment to Section 1.1 (“Defined Terms”) of the Existing Credit Agreement. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting in such Section the following definition in the appropriate alphabetical order:

““Third Amendment Effective Date”: February 17, 2012.”

SECTION 2.1.3. Amendments to Section 2.4. Section 2.4(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Borrower Request. The Borrower may at any time and from time to time after the Restatement Date by written notice to the Administrative Agent elect to request the establishment of one or more new term loan facilities (each, an “Incremental Term Facility”) with term loan commitments (each, an “Incremental Term Loan Commitment”) in an amount not in excess of $212,000,000 in the aggregate, when combined with the aggregate amount of Incremental Revolving Commitments under Section 3.16, and in minimum increments of $10,000,000 (or such lesser minimum increments as the Administrative Agent shall agree in its sole discretion). Each such notice shall specify (i) the date (each, a “Term Loan Increase Effective Date”) on which the Borrower proposes that the Incremental Term Loan Commitment shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to the Administrative Agent (or such earlier date as the Administrative Agent shall agree in its sole discretion) and (ii) the identity of each Person (which, if not a Lender, an Approved Fund or an Affiliate of a Lender, shall be reasonably satisfactory to the Administrative Agent) to whom the Borrower proposes any portion of such Incremental Term Loan Commitment be allocated and the amounts of such allocations.”

SECTION 2.1.4. Amendments to Section 3.16. Section 3.16(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Borrower Request. The Borrower may at any time and from time to time after the Restatement Date by written notice to the Administrative Agent elect to request the

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establishment of one or more new revolving credit facilities (each, an “Incremental Revolving Facility”) with new revolving commitments (each, an “Incremental Revolving Commitment”) in an amount not in excess of $212,000,000 in the aggregate, when combined with the aggregate amount of all Incremental Term Loan Commitments under Section 2.4, and in minimum increments of $10,000,000 (or such lesser minimum increments as the Administrative Agent shall agree in its sole discretion). Each such notice shall specify (i) the date (each, a “Revolving Commitment Increase Effective Date”) on which the Borrower proposes that the Incremental Revolving Commitment shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to the Administrative Agent (or such earlier date as the Administrative Agent shall agree in its sole discretion) and (ii) the identity of each Person (which, if not a Lender, an Approved Fund or an Affiliate of a Lender, shall be reasonably satisfactory to the Administrative Agent and the Issuing Lender) to whom the Borrower proposes any portion of such Incremental Revolving Commitment be allocated and the amounts of such allocations.”

SECTION 2.1.5. Amendments to Section 4.2. Section 4.2(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) The Borrower shall, on each Excess Cash Flow Application Date commencing with the Excess Cash Flow Application Date applicable to the fiscal year of the Borrower ending September 29, 2013, apply the ECF Percentage of the excess, if any, of (i) Excess Cash Flow for the related Excess Cash Flow Payment Period minus (ii) Voluntary Prepayments made during such Excess Cash Flow Payment Period toward the prepayment of the Loans as set forth in Section 4.2(f). Except as provided below, each such prepayment and commitment reduction shall be made on a date (an “Excess Cash Flow Application Date”) no later than ten (10) days after the date on which the financial statements referred to in Section 7.1(a) for the fiscal year of the Borrower with respect to which such prepayment is made are required to be delivered to the Lenders. Notwithstanding the foregoing, the Borrower will not be required to prepay the Loans pursuant to this clause (c) with respect to any Excess Cash Flow for the related Excess Cash Flow Payment Period attributable to a Foreign Subsidiary if the repatriation of such Excess Cash Flow from such Foreign Subsidiary at any time during the fiscal year in which such Excess Cash Flow Application Date occurs would cause adverse consequences from fees, taxes or similar impositions of Governmental Authorities to the Borrower or would otherwise be payable as a result of the occurrence of any one-time repatriation holidays; provided that in the event the Borrower is required to make a payment of Excess Cash Flow attributable to a Foreign Subsidiary, such payment shall be made no later than ten (10) days after the Borrower becomes aware that such repatriation would not cause adverse consequences from fees, taxes or similar impositions of Governmental Authorities to the Borrower; provided further that in the event that the Borrower is not required to make a payment of Excess Cash Flow attributable to a Foreign Subsidiary during the fiscal year in which such Excess Cash Flow Application Date occurs, no payment shall be due in any succeeding fiscal year.”

SECTION 2.2 Acknowledgement. On and after the Third Amendment Effective Date, each reference in the Credit Agreement or any other Loan Document to “Term Loans” shall be deemed a reference to the New Term Loans contemplated hereby. Notwithstanding any

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provision hereof or any implication to the contrary, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Term Lender prior to the Third Amendment Effective Date in respect of such Lender’s Existing Term Loans under the Credit Agreement prior to the Third Amendment Effective Date.

ARTICLE III

CONVERSION OF EXISTING TERM LOANS AND ADDITIONAL TERM LOANS

SECTION 3.1 Agreement to Conversion of Existing Term Loans into New Term Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Article IV hereof, each Converting Term Lender agrees that an aggregate principal amount of its Existing Term Loans equal to the amount notified to such Converting Term Lender by the Administrative Agent will be converted into the Converted Term Loans as of the Third Amendment Effective Date.

SECTION 3.2 Agreement to Make Additional Term Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Article IV hereof, each Additional Term Lender agrees to make Additional Term Loans equal to the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Term Loans) on the Third Amendment Effective Date and shall be a “Lender” under the Credit Agreement as of such date.

SECTION 3.3 Other Provisions. On the Third Amendment Effective Date, the Borrower shall apply the proceeds of the Additional Term Loans (if any), together with available cash, to (i) prepay in full all Existing Term Loans, other than Converted Term Loans, (ii) pay all accrued and unpaid interest on the aggregate principal amount of the Existing Term Loans being so prepaid, (iii) pay to each Existing Term Lender all amounts payable pursuant to Section 4.11 of the Credit Agreement as a result of the prepayment of such Lender’s Existing Term Loans (treating Converted Term Loans as not having been prepaid for purposes of such Section) and (iv) pay to all Non-Converting Term Lenders all indemnities, cost reimbursements and other Obligations then owed to the Non-Converting Term Lenders under the Credit Agreement. The repayment of the Existing Term Loans contemplated hereby constitutes a voluntary prepayment by the Borrower pursuant to Section 4.1 of the Credit Agreement. Upon the Third Amendment Effective Date, each Existing Term Lender will be deemed to have waived any prior notice of such prepayment otherwise required pursuant to the Credit Agreement. The commitments of the Additional Term Lenders and the conversion undertakings of the Converting Term Lenders are several and no such New Term Lender will be responsible for any other New Term Lender’s failure to make or acquire by conversion New Term Loans. Notwithstanding anything herein or in the Credit Agreement to the contrary, the aggregate principal amount of the New Term Loans will not exceed the aggregate principal amount of the Existing Term Loans outstanding immediately prior to the Third Amendment Effective Date. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Existing Credit Agreement.

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ARTICLE IV

CONDITIONS TO EFFECTIVENESS

The amendments contained in Section 2.1, the acknowledgement contained in Section 2.2, and the agreements contained in Article III shall be effective on the date the Administrative Agent has confirmed the satisfaction or waiver of each of the conditions contained in this Article IV (the “Third Amendment Effective Date”).

SECTION 4.1 Execution of Counterparts. The Administrative Agent shall have received counterparts of (a) this Amendment duly executed and delivered by (i) the Borrower and (ii) the Administrative Agent on behalf of the Required Lenders and the Majority Facility Lenders under the Term Facility that have executed and delivered to the Administrative Agent their written agreement or consent to the amendments contained herein (whether pursuant to the execution and delivery of a Lender Consent or any Joinder) and (b) the Consent and Confirmation attached hereto duly executed and delivered by each of the Borrower and the Subsidiary Guarantors.

SECTION 4.2 Resolutions, etc. The Administrative Agent shall have received from the Borrower (a) a copy of a good standing certificate, dated a date reasonably close to the Third Amendment Effective Date, and a bringdown thereof, dated the Third Amendment Effective Date and (b) a certificate, dated the Third Amendment Effective Date, duly executed and delivered by the Borrower’s Secretary as to resolutions of the Borrower’s Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereby, in each case in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4.3 Third Amendment Effective Date Certificate. The Administrative Agent shall have received a certificate, dated as of the Third Amendment Effective Date and duly executed and delivered by a Responsible Officer of the Borrower, certifying that all of the conditions to effectiveness set forth in this Article IV have been satisfied.

SECTION 4.4 Representations and Warranties. Each of the representations and warranties made by the Borrower in Article V that are qualified by materiality shall be true and correct and the representations and warranties that are not so qualified shall be true and correct in all material respects.

SECTION 4.5 Delivery of Notes. The Administrative Agent shall have received for the account of each New Term Lender that has requested a Term Note, such New Term Lender’s Term Note duly executed and delivered by a Responsible Officer of the Borrower.

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SECTION 4.6 Amendment Fee. The Administrative Agent shall have received all fees due and payable in connection with this Amendment, as previously agreed to between the Borrower and the Administrative Agent.

SECTION 4.7 Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 6.3 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

SECTION 4.8 Opinions of Counsel. The Administrative Agent shall have received a legal opinion, dated as of the Third Amendment Effective Date and addressed to the Administrative Agent and all Lenders from O’Melveny & Myers LLP, counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4.9 Application of Proceeds. The Borrower shall have applied, concurrently with the conversion of the Existing Term Loans into Converted Term Loans and the making of the Additional Term Loans, the proceeds of the New Term Loans, together with available cash balances, to (i) prepay in full all Existing Term Loans, other than Converted Term Loans, (ii) pay all accrued and unpaid interest on the aggregate principal amount of the Existing Term Loans being so prepaid, (iii) pay to each Existing Term Lender all amounts payable pursuant to Section 4.11 of the Credit Agreement as a result of the prepayment of such Lender’s Existing Term Loans (treating Converted Term Loans as not having been prepaid for purposes of such Section) and (iv) pay to all Non-Converting Term Lenders all indemnities, cost reimbursements and other Obligations then owed to such Non-Converting Term Lenders under the Credit Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

SECTION 5.1 Representations and Warranties. In order to induce the New Term Lenders, the Required Lenders, the Majority Facility Lenders under the Term Facility and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Agents, Issuer and each Lender, as of the date hereof, as follows:

(a) the representations and warranties set forth in Section 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects (except to the extent made as of a specific date, in which case such representations and warranties shall be true and correct in all material respects on and as of such specific date);

(b) no order, judgment or decree of any Governmental Authority applicable to any Group Member purports to restrain any New Term Lender from making any extension of credit to be made by it;

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(c) no Default or Event of Default has occurred and is continuing on the date hereof or after giving effect to the extensions of credit requested to be made on the date hereof;

(d) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(e) the execution, delivery and performance by the Borrower of this Amendment, the extensions of credit requested hereby and the use of proceeds thereof will not (a) violate its Organizational Document, (b) violate any Requirement of Law, Governmental Authorization or any Contractual Obligation of any Group Member and (c) result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to its Organizational Documents, any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents and the Permitted Liens), except for any violation set forth in clause (b) or (c) which could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.2 Non-Impairment, etc. After giving effect to this Amendment, neither the modification of the Existing Credit Agreement or any other Loan Document effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment or any other Loan Document impairs the validity, effectiveness or priority of the Liens granted pursuant to the Security Documents (as in effect immediately prior to the Third Amendment Effective Date, the “Existing Security Documents”), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. Neither the modification of the Existing Credit Agreement nor the execution, delivery, performance or effectiveness of this Amendment requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. Under the foregoing circumstances, the position of the Lenders with respect to such Liens, the Collateral (as defined in the Existing Security Documents) in which a security interest was granted pursuant to the Existing Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any material respect by the modification of the Existing Credit Agreement effected pursuant to this Amendment or by the execution, delivery, performance or effectiveness of this Amendment.

SECTION 5.3 Reaffirmation of Obligations. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and Loan Documents effective as of the Third Amendment Effective Date and as amended hereby. The Borrower hereby reaffirms its obligations (including the Obligations) under each Loan Document to which it is a party.

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ARTICLE VI

MISCELLANEOUS

SECTION 6.1 Full Force and Effect; Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Subsidiary Guarantor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

SECTION 6.2 Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including, without limitation, the provisions relating to forum selection, consent to jurisdiction and waiver of jury trial included in Section 11.12 of the Credit Agreement, which provisions are hereby acknowledged and confirmed by each of the parties hereto.

SECTION 6.3 Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including the reasonable fees and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP, as counsel for the Administrative Agent.

SECTION 6.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 6.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 6.6 Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

SECTION 6.7 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

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SECTION 6.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 6.9 GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

MICROSEMI CORPORATION, as Borrower

By	/s/ John W. Hohener
	Name:	John W. Hohener
	Title:	Executive Vice President, Chief Financial Officer, Treasurer & Secretary

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By	/s/ Stephen B. King
	Name:	Stephen B. King
	Title:	Vice President

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Annex I

LENDER CONSENT TO AMENDMENT NO. 3

LENDER CONSENT (this “Lender Consent”) to Amendment No. 3 (“Amendment”) to that certain Amended and Restated Credit Agreement, dated as of October 13, 2011 (as amended by the Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Microsemi Corporation, a Delaware corporation, as the Borrower, the Lenders, Morgan Stanley Senior Funding, Inc., as Administrative Agent and Morgan Stanley & Co. LLC, as Collateral Agent. Capitalized terms used by not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable.

Existing Term Lenders

[Check one of the first three boxes below; you may also, at your option, check the fourth box]

☐	The undersigned Term Lender hereby irrevocably and unconditionally approves of and consents to the Amendment and consents to convert 100% of the outstanding principal amount of the Term Loan held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into a new Term Loan in a like principal amount.

☐	The undersigned Term Lender hereby irrevocably and unconditionally approves of and consents to the Amendment and (a) elects to have 100% of the outstanding principal amount of the Term Loan held by such Lender be repaid by the Administrative Agent on the Third Amendment Effective Date and (b) consents to purchase New Term Loans in a like principal amount from the Administrative Agent. Such Lender agrees that its signature hereto shall constitute its signature as Assignee to the Assignment and Assumption Agreement attached hereto as Exhibit A and that it shall be bound by such Assignment and Assumption Agreements in all respects.

☐	The undersigned Term Lender hereby solely irrevocably and unconditionally approves of and consents to the Amendment in all respects.

☐	The undersigned Term Lender hereby requests to purchase Additional Term Loans up to an aggregate principal amount no greater than $ . Such Lender agrees that its signature hereto shall constitute its signature as Assignee to the Assignment and Assumption Agreement attached hereto as Exhibit A reflecting such purchase and that it shall be bound by such Assignment Agreement in all respects.

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[NAME OF INSTITUTION]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Microsemi – Lender Consent

JOINDER

JOINDER, dated as of February 17, 2012 (this “Joinder”), by and among             (each, a “New Term Lender” and, collectively, the “New Term Lenders”), Microsemi Corporation (the “Borrower”), and Morgan Stanley Senior Funding, Inc. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to (a) that certain Amended and Restated Credit Agreement, dated as of October 13, 2011 (as amended by the Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Microsemi Corporation, a Delaware corporation, as the Borrower, the Lenders, Morgan Stanley Senior Funding, Inc., as Administrative Agent and Morgan Stanley & Co. LLC, as Collateral Agent and (b) that certain Amendment No. 3 to the Credit Agreement, dated as of the date hereof (the “Amendment”). Capitalized terms used by not defined herein have the meanings assigned to them in the Credit Agreement or the Amendment, as applicable;

Each Additional Term Lender hereby agrees to make Term Loans in the amount notified to such Additional Term Lender by the Administrative Agent but not to exceed the amount set forth on its signature page hereto pursuant to and in accordance with the Credit Agreement. The Term Loans of such Additional Term Lender shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents. Each Additional Term Lender, the Borrower and the Administrative Agent acknowledge and agree that the Term Loans provided by the Additional Term Lender shall constitute Term Loans for all purposes of the Credit Agreement and the other applicable Loan Documents.

Each Additional Term Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Lead Arranger or any other Additional Term Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

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Upon (i) the execution of a counterpart of this Joinder by each Additional Term Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Term Lenders shall become Lenders under the Credit Agreement, effective as of the Third Amendment Effective Date.

For each Additional Term Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Term Lender may be required to deliver to the Administrative Agent pursuant to the Credit Agreement.

This Joinder may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Joinder is a “Loan Document.”

This Joinder, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Joinder which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Joinder or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Joinder is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Joinder may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Microsemi – Joinder

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder as of the date first above written.

[NAME OF ADDITIONAL TERM LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Maximum Amount of Additional Term Loans:
$

MICROSEMI CORPORATION

By:
Name:
Title:

Accepted:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:
Name:
Title:

Microsemi – Joinder

FORM OF ASSIGNMENT AND ASSUMPTION

February 17, 2012

Reference is made to the Amended and Restated Credit Agreement, dated as of October 13, 2011, (as amended by Amendment No. 3 to the Credit Agreement, dated as of the date hereof, and as further amended, amended and restated, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among Microsemi Corporation, a Delaware corporation (the “Borrower”), Morgan Stanley & Co. LLC, as collateral agent (in such capacity, and together with its successors and assigns in such capacity, the “Collateral Agent”), the Lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”) and Morgan Stanley Senior Funding, Inc., as syndication agent. Capitalized terms used herein that are not defined herein shall have the meanings given to them in the Credit Agreement.

1. The Assignor identified on Schedule l hereto (the “Assignor”) and the Assignee identified on Schedule 1 hereto (the “Assignee”) agree as follows:

2. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Assignment Effective Date (as defined below), the interest described in Schedule 1 hereto (the “Assigned Interest”) in and to the Assignor’s rights and obligations under the Credit Agreement with respect to the Facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto, in the principal amount for the Facilities as set forth on Schedule 1 hereto.

3. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that (i) the Assignor is the legal and beneficial owner of the Assigned Interest, (ii) the Assignor has full organizational power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iii) the interest being assigned by the Assignor hereunder is free and clear of any lien, encumbrance or other adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its respective Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its respective Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Facilities and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes, if any, for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Facilities, requests that the Administrative Agent exchange the

Microsemi – Assignment and Assumption

attached Notes, if any, for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Assignment Effective Date).

4. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Assumption and has full organizational power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 4.10(d) and (e) of the Credit Agreement; (f) confirms that it satisfies the requirements set forth in Section 11.6(b) of the Credit Agreement; (g) represents and warrants that it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type; and (h) if it is a Non-U.S. Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to Sections 4.10(d) and 11.6(g) of the Credit Agreement, duly completed and executed by such Assignee.

5. The effective date of this Assignment and Assumption shall be the Effective Date of Assignment and Assumption or the Trade Date described in Schedule 1 hereto (the “Assignment Effective Date”). Following the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Assignment Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five (5) Business Days after the date of such acceptance and recording by the Administrative Agent).

6. Upon such acceptance and recording, from and after the Assignment Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Assignment Effective Date and to the Assignee for amounts which have accrued from and after the Assignment Effective Date.

Microsemi – Assignment and Assumption

7. From and after the Assignment Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement, (and, to the extent this Assignment and Assumption covers all of the Assignor’s rights and obligations under the Credit Agreement, the Assignor shall cease to be a party to the Credit Agreement but shall continue to be entitled to the benefits of Sections 4.9, 4.10, 4.11 and 11.5 of the Credit Agreement; provided, to the extent applicable, that the Assignor continues to comply with the requirements of Sections 4.10(d) and (e) of the Credit Agreement).

This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

Microsemi – Assignment and Assumption

Schedule 1 to

Assignment and Assumption

Name of Assignor:

Name of Assignee:

Effective Date of Assignment and Assumption:

Facility Assigned: Term Loan

Aggregate Principal Amount of Term Loans for all Term Lenders: $810,000,000

Principal Amount of Term Loans Assigned	Term Loans Percentage Assigned[1]

$	.	%

[Name of Assignee]		[Name of Assignor]

By:		By:
	Name:		Name:
	Title:		Title:

[1]	Calculate the Term Loans Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate Term Loans of all Term Lenders.

Microsemi – Assignment and Assumption

Accepted:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:
Name:
Title:

Consented To:[2]

[MICROSEMI CORPORATION,
as Borrower]

By:
Name:
Title:

[MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent]

By:
Name:
Title:

[2]	See Section 11.6 of the Credit Agreement to determine whether the consent of the Borrower and/or Administrative Agent is required.

Microsemi – Assignment and Assumption

CONSENT AND CONFIRMATION

Dated as of February 17, 2012

Each of the undersigned hereby consents to the foregoing Amendment and hereby (a) confirms and agrees that notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to the Security Documents to which it is a party shall continue in full force and effect, and (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations, including, without limitation, the New Term Loans, purported to be secured thereby, as amended or otherwise affected hereby.

THIS CONSENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Consent and Confirmation may be executed by one or more of the parties to this Consent and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Consent and Confirmation may be delivered by facsimile transmission or electronic mail of the relevant signature pages hereof.

[SIGNATURE PAGES TO FOLLOW]

Microsemi – Consent and Confirmation

IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Confirmation to be duly executed and delivered as of the date first above written.

Microsemi Corporation, as Borrower

By:
Name:
Title:

[Subsidiary Guarantors]

By:
Name:
Title:

Microsemi – Consent and Confirmation